Investor Presentation Second Quarter 2020 Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the financial condition, results of operations, trends in lending policies, plans, objectives, future performance or business of the Company. Forward- looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “pending,” “plan,” “position,” “preliminary,” “remain,” “should,” “will,” “would” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. The COVID-19 pandemic crisis is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects remains uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance, SBA and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements made in this presentation, including forward- looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically adjusted net income, adjusted diluted earnings per share, average tangible common equity, adjusted return on average assets, return on average tangible common equity (“ROATCE”), adjusted ROATCE, tangible common equity (“TCE”), tangible assets (“TA”), tangible common equity to tangible assets, net interest income – FTE, net interest margin – FTE, adjusted noninterest expense, adjusted noninterest expense/average assets, tangible book value (“TBV”) per common share and allowance for loan losses to loans, excluding PPP loans, are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 3

A Pioneer in Branchless Banking • Digital bank with unique business model and over 20 years of operations • Highly scalable technology driven business • Nationwide deposit gathering and asset generation platforms • Attractive lending niches with growth opportunities • History of strong growth and a pathway to greater profitability $4.3B Assets $3.0B Loans $3.4B Deposits 4

Nationwide Branchless Deposit Franchise $538.3 million $3.4 Billion 15.9% Total Deposits* $674.8 million 20% $1,326.7 million 39.2% 28.7% 5-year CAGR* Nationwide consumer, $560.8 million $280.2 million small business and 8.3% 16.6% commercial deposit base Innovative technology and convenience supported by exceptional service Digital business model minimized operational disruptions due to COVID-19 * As of June 30, 2020; $178 million of brokered deposits and $1.7 million of balances in US territories/Armed Forces included in headquarters/Midwest balance 5

Multiple Opportunities to Grow Deposits . Capitalize on the enduring trend toward branchless banking – consumers and small business are increasingly moving their banking business online, especially following the experience of COVID-19 . Generate an increased level of lower-cost deposits as expansion of small-business, municipal and commercial relationships continue . Selectively target consumer deposits in tech-centric markets – building off success with Gen-Xers . Draw on over 20 years of branchless banking experience to attract more customers with best practices such as dedicated online relationship bankers delivering a superior client experience 6

National and Regional Asset Generation Platform DIVERSIFIED ASSET GENERATION PLATFORM Commercial - National Commercial - Regional . C&I – Central Indiana . Single tenant lease financing . C&I – Arizona . Small business lending . Investor CRE – Central Indiana . Public finance . Construction – Central Indiana . Healthcare finance (via relationship with Lendeavor) Consumer - National . Digital direct-to-consumer mortgages . Specialty lending – horse trailers and RVs 7

Small Business, Big Opportunity . Complementary to existing business lines . Diversifies revenue in a capital efficient manner . Opportunities on both sides of the balance sheet Enhanced Treasury Upgraded Digital SBA Lending Management Capabilities Account Access 8

Entrepreneurial Culture Key to Success First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top talent . American Banker’s “Best Banks to Work For”  Six years in a row . “Top Workplaces in Indianapolis” The Indianapolis Star  Seven years in a row including being #8 in 2020, #1 in 2019, #4 in 2018 and #2 on the list in 2017 . “Best Places to Work in Indiana”  Five of last seven years . Top Rated Online Business Bank in 2017 – Advisory HQ . TechPoint 2016 Mira Award “Tech-enabled Company of the Year” . Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI . Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”) . Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category 9

Credit Update . Loan deferral balances have moved significantly lower since peaking in late- May at $647.2 million . Loans on deferral are down to $45.2 million as of August 28, 2020, or 1.6% of the total loan portfolio . Significant reduction of single tenant loans on deferral during August . All borrowers coming off deferral programs have made August payments . Majority of remaining borrowers on deferral resume payments in September . All other borrowers coming off deferral programs have resumed making scheduled loan payments without delinquency 10

Loan Deferral Summary Deferrals As of As of As of As of As of April 17, May 15, June 19, July 17, August 28, % of Balances (Dollars in millions) 2020 2020 2020 2020 2020 with Deferrals1 Commercial and industrial $15.4 $15.9 $15.9 $1.7 $0.5 0.7% Single tenant lease financing $11.8 $259.0 $273.7 $276.8 $27.8 2.8% Owner-occupied CRE $6.0 $16.2 $16.2 $19.3 $5.7 6.5% Investor CRE $0.0 $0.4 $0.4 $0.4 $0.4 3.1% Healthcare finance $289.1 $297.0 $192.0 $57.8 $7.7 2.0% Small business $21.7 $23.7 $23.8 $1.8 - 0.0% Total commercial $344.0 $612.2 $522.0 $357.8 $42.1 1.8% Residential mortgage $8.9 $12.0 $10.2 $5.6 $2.2 1.1% Home equity $0.3 $0.4 $0.4 $0.2 $0.1 0.3% Other consumer $7.8 $9.0 $4.6 $2.2 $0.8 0.3% Total consumer $17.0 $21.4 $15.2 $8.0 $3.1 0.6% Total loans with deferrals $361.0 $633.6 $537.2 $365.8 $45.2 1.6% As a % of total loans 12.5% 21.9% 18.6% 12.6% 1.6% 1 As of August 28, 2020 11

Near-term Profitability Drivers . Continued deposit repricing opportunity combined with stabilized asset yields provides significant opportunity to increase net interest income and net interest margin . Accelerated build-out of SBA platform – sales and operations hiring has increased due to competitor dislocation in the marketplace – six months ahead of original plan . Residential mortgage originations expected to remain strong in the continued low interest rate environment . Continue to remain cautiously optimistic regarding the impact of the COVID-19 pandemic on the credit quality of the loan portfolio . Expecting to manage cash balances downward to target a smaller balance sheet by year end 12

Second Quarter 2020 Highlights . Diluted EPS of $0.40 Earnings . Net income of $3.9 million . Total revenue of $19.4 million . Cost of interest-bearing deposits declined 30 bps from 1Q20 to 1.94% Key Operating . Allowance for loan losses / total loans, excluding PPP, increased to 0.84%1 Trends . Accelerated SBA platform build-out through sales and operations hires . Asset quality remained solid with NPAs to total assets of 0.24% Disciplined . Loan balances increased by $81.6 million from 1Q20, driven by $58.9 Balance Sheet million of PPP balances Management . Sold $11.5 million of SBA 7(a) guaranteed loans . Continued strong on- and off-balance sheet liquidity to manage impact of COVID-19 environment Liquidity and Capital . Deposit balances up $202.8 million from 1Q20 . Regulatory capital ratios remained strong 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 13 13

History of Strong Organic Growth Execution of the business strategy has driven consistent and sustained balance sheet growth Total Assets Total Loans Dollars in millions Dollars in millions $4,325 1 $4,100 1 CAGR: 27.8% vs. Peers at 14.4% CAGR: 25.5% vs. Peers at 15.9% $2,964 $2,974 $3,542 $2,716 $2,768 $2,091 $1,854 $1,251 $1,270 $954 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Total Deposits Shareholders’ Equity Dollars in millions Dollars in millions $305 $308 $3,381 $289 CAGR: 28.7% vs. Peers1 at 15.1% $3,154 CAGR: 24.3% $2,671 $224 $2,085 $154 $1,463 $104 $956 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 1 Source: S&P Global Intelligence; peer data represents median value of publically traded Small Cap banks with a market capitalization between $250 million and $1.0 billion as of June 30, 2020. 14

Profitability Driven by Capital Deployment Capital has been deployed into new loan verticals, driving earnings growth Net Income1,2,3 Diluted EPS1,2,3 Dollars in thousands $25,239 $23,814 $23,373 $2.50 $2.51 $2.30 $2.39 $2.37 $1.96 $17,072 $21,900 $2.30 $2.13 $12,074 $15,226 $8,929 2015 2016 2017 2018 2019 TTM2Q20 2015 2016 2017 2018 2019 TTM2Q20 Return on Average Assets1,2,3 Return on Average Tangible Common Equity1,2,3 0.81% 10.12% 0.78% 9.84% 0.74% 0.74% 0.65% 9.33% 9.35% 0.72% 0.56% 8.65% 0.66% 7.82% 8.77% 8.60% 2015 2016 2017 2018 2019 TTM2Q20 2015 2016 2017 2018 2019 TTM2Q20 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix. 2 2017 reported net income of $15.2 million included the revaluation of the Company’s net deferred tax asset which reduced net income by $1.8 million and negatively impacted Net Income, EPS, ROAA and ROATCE. 3 2018 reported net income of $21.9 million included a write-down of legacy other real estate owned which reduced net income by $1.9 million and 15 negatively impacted Net Income, EPS, ROAA and ROATCE.

Growth Drives Economies of Scale Scalable, technology-driven model has delivered increasing efficiency and is a key component driving improved operating leverage Noninterest Income Noninterest Expense1,2 $6.2 Dollars in millions Dollars in millions $13.5 $5.6 $5.4 $12.7 $12.6 $13.2 $5.0 $11.1 $11.7 $11.2 $10.0 $3.5 $10.3 $2.4 $2.0 $2.0 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Noninterest Expense / Average Assets1,2 Total Assets Per FTE Dollars in millions $18.4 $18.6 1.52% $17.6 $17.6 $17.9 $17.4 $17.4 1.27% 1.24% 1.23% 1.22% 1.32% 1.21% $15.6 1.11% 1.23% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix. 2 4Q18 results included a write-down of legacy other real estate owned which increased noninterest expense by $2.4 million. 16

Net Interest Income and Net Interest Margin . Interest income earned on loans, securities and Net Interest Income – GAAP and FTE1 cash balances declined primarily due to the Dollars in millions impact of lower interest rates following the GAAP FTE $17.7 $16.8 $16.9 Federal Reserve rate cuts in March $16.6 $15.9 . Interest expense on deposits declined as: 1) higher cost CDs matured and were replaced $16.1 $15.2 $15.4 $15.0 $14.4 with deposits at lower rates; and 2) money market rates were lowered substantially 2Q19 3Q19 4Q19 1Q20 2Q20 Yield on Loans and Cost of Deposits NIM – GAAP and FTE1 GAAP FTE 4.24% 4.18% 4.20% 4.11% 4.00% 1.91% 1.70% 1.67% 1.65% 1.50% 2.39% 2.40% 2.35% 2.24% 1.94% 1.73% 1.54% 1.51% 1.50% 1.37% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Yield on loans Cost of interest-bearing deposits 17 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

Net Interest Margin Drivers . Linked quarter NIM decline primarily attributable to the impact of significantly lower short-term interest rates on loan and securities yields as well as cash balances, which remained elevated during the quarter . Interest-earning asset yields expected to stabilize . Significant opportunity to continue lowering deposit costs . $1.0 billion of CDs with a weighted average cost of 2.18% mature in the next twelve months – replacement cost is currently in the range of 0.70% - 0.75% . Lowered money market rates 60 – 70 bps during 2Q20 and another 20 bps so far in 3Q20 NIM – FTE1 Linked-Quarter Change Monthly Rate Paid on Interest-Bearing Deposits +23 bps 2.33% 1.65% 2.30% 2.27% -24 bps 2.16% 2.10% 1.50% -7 bps 1.93% -7 bps 1.80% Dec-19 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 18 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

Deposit Composition . Total deposits increased $202.3 million, or 6.4%, compared to 1Q20, and $374.5 million, or 12.5%, year- over-year . Quarterly money market growth of $311.2 million, including $219.3 million in small business . CD and brokered deposit balances decreased $161.2 million compared to 1Q20 . Cost of interest-bearing deposits declined 30 bps from 1Q20 to 1.94% Total Deposits - $3.4 Billion Total Non-Time Deposits - $1.5 Billion As of June 30, 2020 As of June 30, 20201 $82.9 2% $265.0 $152.4 $43.4 17% 5% 1% $498.5 $1,860.2 33% $107.9 55% 7% $1,241.9 37% $649.1 43% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Commercial Public funds Small business Consumer Certificates and brokered deposits 1 Total non-time deposits excludes brokered non-time deposits 19

Liquidity and Capital . Regulatory capital ratios remained strong at the Company and Bank levels . Expect to have sufficient liquidity, supplemented by access to multiple funding sources, to handle the current economic impact of COVID-19 . Increase in cash balances and PPP loans impacted the Company’s tangible common equity to tangible assets by approximately 35 bps Tangible Book Value Per Share1 Regulatory Capital Ratios – June 30, 20202 Company Bank $30.82 $30.92 Total shareholders' equity to assets 7.12% 7.85% $27.93 $26.09 Tangible common equity to tangible assets1 7.01% 7.75% $23.04 Tier 1 leverage ratio 7.49% 8.22% $22.24 $20.74 $19.38 Common equity tier 1 capital ratio 10.97% 12.05% Tier 1 capital ratio 10.97% 12.05% Total risk-based capital ratio 14.16% 12.88% 2013 2014 2015 2016 2017 2018 2019 2Q20 1 See Reconciliation of Non-GAAP Financial Measures 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports 20

Loan Portfolio Overview . Total loans increased $81.6 million, or 2.8%, compared to 1Q20, and increased $112.5 million, or 3.9%, year-over-year . Commercial loan balances increased $98.9 million, or 4.3%, compared to 1Q20 as growth in small business (PPP loans), public finance, and construction lending was partially offset by lower commercial and industrial loan balances . Consumer loan balances declined $16.2 million, or 3.0%, due primarily to increased residential mortgage prepayment activity Loan Portfolio Mix Dollars in millions $2,963.5 $2,973.7 $2,716.2 6% 6% 3% 7% 2% 1 2% Commercial and Industrial Commercial Real Estate $2,091.0 34% 33% 9% 34% Single Tenant Lease Financing 2% Public Finance Healthcare Finance 38% $1,250.8 23% 22% Small Business Lending 13% 26% 5% Residential Mortgage/HE/HELOCs 22% 4% 10% 13% Consumer 49% 1% 2% 2% 4% 16% 16% 11% 8% 19% 14% 11% 10% 10% 10% 2016 2017 2018 2019 2Q20 21 1 Includes commercial and industrial and owner-occupied commercial real estate balances

Single Tenant Lease Financing Portfolio mix by major tenant . $980.3 million in balances as of June 30, 2020 Red Lobster . Long term financing of single tenant properties occupied 7% ICWG by historically strong national and regional tenants 7% Wendy's . Weighted-average portfolio LTV of 54% (55% for loans 6% Burger King on deferral) Walgreens 5% . Average loan size of $1.4 million 55% Bob Evans 4% Dollar General . Strong historical credit performance 4% CVS . No delinquencies for performing loans not on deferral 3% Kum & Go programs 4% 3% 7-Eleven 2% . All deferrals expiring in July made their August payment Other Portfolio mix by major vertical Portfolio mix by geography 2% 1% 1% Quick Service Restaurants Full Service 6% Restaurants 9% 23% Auto Parts/ Repair/Car Wash 12% 6% Convenience/Fuel 21% 9% Pharmacies Specialty Retailers Dollar Stores 23% 38% 11% 22% Medical Bank Branches 16% Other 22

Public Finance Borrower mix by credit rating . $647.1 million in balances as of June 30, 2020 1% . Provides a range of credit solutions for government and 3% 5% AAA/Aaa 5% not-for-profit entities AA+/Aa1 . Borrowers’ needs include short-term financing, debt AA/Aa2 AA-/Aa3 refinancing, infrastructure improvements, economic 46% A+/A1 development and equipment financing 21% A/A2 . Federal stimulus funds provide relief from tax revenue A-/A3 declines and/or delays caused by the COVID-19 crisis BBB+/Baa1 6% BBB/Baa2 . No delinquencies or losses since inception 6% BB+/Ba1 . No borrowers currently receiving payment deferrals BB/Ba2 3% 1% Non-Rated 1% 2% Portfolio mix by repayment source Portfolio mix by state General Obligation 6% 3% 3% 12% IN OK 3% Essential use equipment loans 3% Utilities Revenue 4% IA OH Lease rental revenue 5% 31% 4% Tax Incremental Financing MO MS (TIF) districts 4% 56% 6% Public higher ed facilities - Revenue 5% 6% Sales tax, food and bev tax, MI GA hotel tax Municipally owned health 6% care facilities 10% Income Tax supported loans Other 16% 6% Public higher ed facilities - 11% G.O. Others 23

Healthcare Finance . $381.0 million in balances as of June 30, 2020 Portfolio mix by borrower 1% . Loan portfolio focused primarily on dental practices with some exposure to veterinary practices and other specialties 6% . Borrowers’ needs include practice finance or acquisition, acquiring or Dentists refinancing owner-occupied CRE, equipment purchases and project loans 93% . Average loan size of $612,000 Veterinarians . Balances on deferral programs down over 97% from late-May peak . As of August 28, 2020, only 2.0% of balances remain on deferral programs Other . No delinquencies for borrowers who have come off deferral programs Portfolio mix by borrower use Portfolio mix by State 1% <1% CA 5% Practice Refi or Acquisition TX 14% Owner 28% Occupied NY 80% CRE 46% Projects AZ Equipment 12% OR All others Start Up 6% 3% 5% 24

C&I and Owner-Occupied Commercial Real Estate . $168.6 million in combined balances as of June 30, 2020 Portfolio Mix by State . Current C&I LOC utilization of 34% 2% 5% IN . Average loan sizes 5% . C&I: $346,000 5% AZ . Owner-occupied CRE: $1.0 million IL 56% . Exited relationships totaling in excess of $66.7 million over 27% OH the last two years to de-risk the portfolio MD . 3.8% of balances are on payment deferral programs as of August 28, 2020 All others Portfolio by Loan Type Portfolio Mix by Major Industry Services 27% C&I - Term 29% 35% Construction C&I - Line of Real Estate 52% credit Manufacturing Owner-occupied 9% CRE 14% 10% Retail 13% 11% All others 25

Small Business Lending . $118.5 million in balances as of June 30, 2020 Portfolio Mix by State . Approved and funded 449 loans totaling $58.9 million to date IN under the Paycheck Protection Program 21% . SBA will be making scheduled loan payments for 7(a) IL program borrowers for a six month period 49% 5% CA . These payments will be made following deferral programs offered to borrowers impacted by COVID-19 9% AZ 16% All others PPP Loans by Customer Type Portfolio Mix by Major Industry 7% Food and C&I 16% Lodging Services 29% 21% 42% SMB/Commercial Retail Deposits Real Estate 26% Healthcare Manufacturing Finance 9% 30% 6% Construction SBA 6% 8% All others 26

Residential Mortgage . $231.3 million in balances as of June 30, 2020 National Portfolio with (includes home equity balances) Midwest Concentration . Direct-to-consumer originations centrally located at corporate headquarters . Focused on high quality borrowers 24% 10% 55% . Avg. loan size of $183,500 . Avg. credit score at orig. of 763 . Avg. LTV at origination of 70% . Strong historical credit performance 4% 7% . 1.0% of balances are on payment deferral programs as of August 28, 2020 Concentration by State Concentration by Loan Type State Percentage Loan Type Percentage Indiana 52% Single Family Residential 74% California 18% SFR Construction to New York 4% Permanent 16% Florida 3% Home Equity – LOC 8% Arizona 2% Home Equity – Closed End 2% All other states 21% 27

Specialty Consumer . $291.6 million in balances as of June 30, 2020 Geographically Diverse Portfolio . Direct-to-consumer and nationwide dealer network originations . Focused on high quality borrowers 22% 10% . Avg. credit score at orig. of 779 18% . Avg. loan size of $19,300 . Strong historical credit performance . Less than 1% of balances are on payment deferral 22% 28% programs as of August 28, 2020 Concentration by State Concentration by Loan Type State Percentage Loan Type Percentage Texas 15% Trailers 50% California 12% Recreational Vehicles 35% Florida 6% Other consumer 15% North Carolina 4% Colorado 4% All other states 59% 28

Excellent Asset Quality Asset quality remains among the best in the industry driven by a strong credit culture and lower-risk asset classes NPAs / Total Assets NPLs / Total Loans 0.37% 0.31% 0.28% 0.21% 0.22% 0.24% 0.23% 0.10% 0.09% 0.02% 0.04% 0.03% 2014 2015 2016 2017 2019 2Q20 2014 2015 2016 2017 2019 2Q20 Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 5,001% 1,784% 2,013% 1,014% 0.15% 0.12% 324% 299% 0.05% 0.04% 0.04% (0.07%) 2014 2015 2016 2017 2019 2Q20 2014 2015 2016 2017 2019 2Q20 29

Long-term Strategy . Manage balance sheet growth and deploy excess liquidity to fund loan growth and/or higher-cost deposit runoff . Continued loan production combined with loan sales to enhance noninterest income and improve the mix of earning assets . Build capital through improved profitability and disciplined balance sheet management . Net interest margin expansion through lower deposit costs, managing loan pricing and portfolio composition . Continue to build out nationwide SBA platform, capitalizing on opportunities on both sides of the balance sheet . Increase noninterest income through SBA gain on sale and loan servicing revenue . Retain higher yielding loan balances . Continue to grow small business deposits . Following successful results in mortgage, implement technology to enhance the customer experience and workflow process in commercial and small business lending . Maintain top quartile asset quality 30

Appendix 31

Loan Portfolio Composition Dollars in thousands 2017 2018 2019 1Q20 2Q20 Commercial loans Commerical and industrial $ 122,940 $ 107,405 $ 96,420 $ 95,227 $ 81,687 Owner-occupied commercial real estate 75,768 77,569 86,726 87,956 86,897 Investor commerical real estate 7,273 5,391 12,567 13,421 13,286 Construction 49,213 39,916 60,274 64,581 77,591 Single tenant lease financing 803,299 919,440 995,879 972,275 980,292 Public finance 438,341 706,342 687,094 627,678 647,107 Healthcare finance 31,573 117,007 300,612 372,266 380,956 Small business lending 4,870 17,370 47,787 54,056 118,526 Total commercial loans 1,528,407 1,990,440 2,287,359 2,287,460 2,386,342 Consumer loans Residential mortgage 299,935 399,898 313,849 218,730 208,728 Home equity 30,554 28,735 24,306 23,855 22,640 Trailers 101,369 136,620 146,734 148,700 147,326 Recreational vehicles 69,196 91,912 102,702 103,868 102,088 Other consumer loans 56,968 51,239 45,873 44,037 42,218 Total consumer loans 558,022 708,404 633,464 539,190 523,000 Net def. loan fees, prem., disc. and other 1 4,764 17,384 42,724 65,443 64,332 Total Loans $ 2,091,193 $ 2,716,228 $ 2,963,547 $ 2,892,093 $ 2,973,674 1 Includes carrying value adjustments of $46.0 million related to terminated interest rate swaps associated with public finance loans as of June 30, 2020 and $44.6 million, $21.4 million, $5.0 million and $0.3 million as of March 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017, respectively, related to interest rate swaps associated with public finance loans. 32

Reconciliation of Non-GAAP Financial Measures 2015 2016 2017 2018 2019 TTM 2Q20 Net income - GAAP $8,929 $12,074 $15,226 $21,900 $25,239 $23,373 Adjustm e nts: Write-down of other real estate owned - - - 1,914 - - Net deferred tax asset revaluation - - 1,846 - - - Adjusted net income $8,929 $12,074 $17,072 $23,814 $25,239 $23,373 Diluted average common shares outstanding 4,554,219 5,239,082 7,149,302 9,508,653 10,044,483 9,835,799 Diluted earnings per share - GAAP $1.96 $2.30 $2.13 $2.30 $2.51 $2.37 Adjustm e nts: Effect of write-down of other real estate owned - - - 0.20 - - Effect of net deferred tax asset revaluation - - 0.26 - - - Adjusted diluted earnings per share $1.96 $2.30 $2.39 $2.50 $2.51 $2.37 Total average equity - GAAP $100,428 $124,023 $178,212 $259,416 $296,382 $303,567 Adjustm e nts: Average goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Average tangible common equity $95,741 $119,336 $173,525 $254,729 $291,695 $298,880 Return on average assets 0.81% 0.74% 0.66% 0.72% 0.65% 0.37% Effect of write-down of other real estate owned 0.00% 0.00% 0.00% 0.06% 0.00% 0.00% Effect of net deferred tax asset revaluation 0.00% 0.00% 0.08% 0.00% 0.00% 0.00% Adjusted return on average assets 0.81% 0.74% 0.74% 0.78% 0.65% 0.37% Return on average shareholders' equity 8.89% 9.74% 8.54% 8.44% 8.52% 7.70% Effect of goodwill 0.44% 0.38% 0.23% 0.16% 0.13% 0.12% Return on average tangible common equity 9.33% 10.12% 8.77% 8.60% 8.65% 7.82% Return on average tangible common equity 9.33% 10.12% 8.77% 8.60% 8.65% 7.82% Effect of write-down of other real estate owned 0.00% 0.00% 0.00% 0.75% 0.00% 0.00% Effect of net deferred tax asset revaluation 0.00% 0.00% 1.07% 0.00% 0.00% 0.00% Adjusted return on average tangible common equity 9.33% 10.12% 9.84% 9.35% 8.65% 7.82% 33

Reconciliation of Non-GAAP Financial Measures Dollars in thousands 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 2Q20 Total equity - GAAP $287,740 $288,735 $294,013 $296,120 $295,140 $304,913 $305,127 $307,711 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $283,053 $284,048 $289,326 $291,433 $290,453 $300,226 $300,440 $303,024 Total assets - GAAP $3,202,918 $3,541,692 $3,670,176 $3,958,829 $4,095,491 $4,100,083 $4,168,146 $4,324,600 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $3,198,231 $3,537,005 $3,665,489 $3,954,142 $4,090,804 $4,095,396 $4,163,459 $4,319,913 Common shares outstanding 10,181,675 10,170,778 10,128,587 10,016,458 9,741,800 9,741,800 9,801,825 9,799,047 Total shareholders' equity to assets 8.15% 8.01% 8.01% 7.48% 7.21% 7.44% 7.32% 7.12% Effect of goodwill (0.12%) (0.12%) (0.12%) (0.11%) (0.11%) (0.11%) (0.10%) (0.11%) Tangible common equity to tangible assets 8.85% 8.03% 7.89% 7.37% 7.10% 7.33% 7.22% 7.01% Net interest income $15,970 $15,421 $16,244 $16,105 $15,244 $15,374 $15,018 $14,426 Adjustments: Fully-taxable equivalent adjustments 1 1,351 1,477 1,557 1,612 1,595 1,570 1,535 1,437 Net interest income - FTE $17,321 $16,898 $17,801 $17,717 $16,839 $16,944 $16,553 $15,863 Net interest margin 2.06% 1.89% 1.86% 1.73% 1.54% 1.51% 1.50% 1.37% Adjustments: Effect of fully-taxable equivalent adjustments 1 0.17% 0.18% 0.18% 0.18% 0.16% 0.16% 0.15% 0.13% Net interest margin - FTE 2.23% 2.07% 2.04% 1.91% 1.70% 1.67% 1.65% 1.50% Noninterest expense $10,045 $12,709 $11,109 $11,709 $11,203 $12,613 $13,486 $13,244 Adjustments: Write-down of other real estate owned - 2,423 - - - - - - Adjusted noninterest expense $10,045 $10,286 $11,109 $11,709 $11,203 $12,613 $13,486 $13,244 Noninterest expense/average assets 1.27% 1.52% 1.24% 1.23% 1.11% 1.22% 1.32% 1.23% Effect of write-down of other real estate owned 0.00% 0.29% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% Adjusted noninterest expense/average assets 1.27% 1.23% 1.24% 1.23% 1.11% 1.22% 1.32% 1.23% 1 Assuming a 21% tax rate 34

Reconciliation of Non-GAAP Financial Measures Dollars in thousands 2013 2014 2015 2016 2017 2018 2019 2Q20 Total equity - GAAP $90,908 $96,785 $104,330 $153,942 $224,127 $288,735 $304,913 $305,127 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $86,221 $92,098 $99,643 $149,255 $219,440 $284,048 $300,226 $300,440 Common shares outstanding 4,448,326 4,439,575 4,481,347 6,478,050 8,411,077 10,170,778 9,741,800 9,801,825 Book value per common share $20.44 $21.80 $23.28 $23.76 $26.65 $28.39 $31.30 $31.13 Effect of goodwill (1.06) (1.06) (1.04) (0.72) (0.56) (0.46) (0.48) (0.48) Tangible book value per common share $19.38 $20.74 $22.24 $23.04 $26.09 $27.93 $30.82 $30.65 Allowance for loan losses $ 5,426 $ 5,800 $ 8,351 $ 10,981 $ 14,970 $ 17,896 $ 21,840 $ 24,465 Loans 501,153 732,426 953,859 1,250,789 2,091,193 2,716,228 2,963,547 2,973,674 Adjustments: PPP loans - - - - - - - (58,948) Loans, excluding PPP loans $ 501,153 $ 732,426 $ 953,859 $ 1,250,789 $ 2,091,193 $ 2,716,228 $ 2,963,547 $ 2,914,726 Allownace for loan losses to loans 1.08% 0.79% 0.88% 0.88% 0.72% 0.66% 0.74% 0.82% Effect of PPP loans 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.02% Allowance for loan losses to loans, excluding PPP loans 1.08% 0.79% 0.88% 0.88% 0.72% 0.66% 0.74% 0.84% 35